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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                           Current Report Pursuant

                        to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  January 26, 2000
                                                      -----------------

                          SEAGATE TECHNOLOGY, INC.
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         (Exact Name of the Registrant as Specified in Its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

        001-11403                                  94-2612933
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 (Commission File Number)              (I.R.S. Employer Identification No.)

920 Disc Drive, Scotts Valley, California               95066
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 (Address of Principal Executive Offices)            (Zip Code)

                               (831) 438-6550
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            (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
         ------------

     On January 26, 2000, Seagate Technology, Inc. a Delaware corporation ("Seagate"), announced that it has entered into a Settlement Agreement ("Agreement") with Rodime PLC regarding a patent infringement complaint filed by Rodime PLC against Seagate on November 18, 1992. Pursuant to the Agreement, Seagate will be released from all patent and tort claims in exchange for a one time payment of $45 million. A copy of Seagate's Press Release is attached hereto as Exhibit 99.1, and is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

      (c)  Exhibits

                Exhibit
                Number            Description
                -------           -----------
                99.1              Press Release dated January 26, 2000

                                      -2-
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 27, 2000

                                      SEAGATE TECHNOLOGY, INC.

                                      By: /s/ William L. Hudson
                                         -----------------------
                                         William L. Hudson
                                         Senior Vice President, General
                                         Counsel and Corporate Secretary

                                      -3-
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                          SEAGATE TECHNOLOGY, INC.

                                  FORM 8-K

                              INDEX TO EXHIBITS


         Exhibit
         Number            Description
         -------           -----------
         99.1              Press Release dated January 26, 2000